As filed with the Securities and Exchange Commission on September 12, 2000

                                                     Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)

         Ohio                                                   31-1010517
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                              14621 State Route 93
                               Jackson, Ohio 45640
              (Address of Registrant's principal executive offices)


                            OAK HILL FINANCIAL, INC.
                           FOURTH AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

               John D. Kidd, President and Chief Executive Officer
                            Oak Hill Financial, Inc.
                              14621 State Route 93
                               Jackson, Ohio 45640
                                 (740) 286-3283
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                            H. Grant Stephenson, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

                         Calculation of Registration Fee

--------------------------------------------------------------------------------------------------------------

                                            Proposed Maximum       Proposed Maximum             Amount of
Title of Securities        Amount to be     Offering Price         Aggregate Offering           Registration
to be Registered           Registered       Per Share*             Price*                       Fee*

--------------------------------------------------------------------------------------------------------------
Common Stock,
 without par value           400,000          $16.1875              $6,475,000                   $1,710


*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Oak Hill Common Stock as reported on the Nasdaq National Market on September 11, 2000.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Oak Hill Common Stock, without par value, as may be
issuable   pursuant  to  future  stock   dividends,   stock  splits  or  similar
transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Oak Hill Financial, Inc. Fourth Amended and Restated 1995 Stock Option Plan, specified in
Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statements previously filed with the Securities and Exchange Commission by the Registrant on December 22, 1995 (Registration No. 33-80741), May 20, 1997 (Registration No. 333-27481) and June 21, 1999 (Registration No. 333-81167).

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Ohio, on September 12, 2000.

                      Oak Hill Financial, Inc.


                      By:  /s/ John D. Kidd
                           --------------------------------------------------
                           John D. Kidd, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         Signature                                    Title                                          Date

*  Evan E. Davis                               Chairman of the Board                         September 12, 2000
------------------------------------
   Evan E. Davis


   /s/ John D. Kidd                            President, Chief Executive Officer, and       September 12, 2000
------------------------------------           Director (Principal Executive Officer)
   John D. Kidd


*  Richard P. LeGrand                          Executive Vice President and Director         September 12, 2000
------------------------------------
   Richard P. LeGrand


*  H. Tim Bichsel                              Secretary/Treasurer and Chief                 September 12, 2000
------------------------------------           Operations Officer
   H. Tim Bichsel                              (Principal Financial and Accounting Officer)


*  Ron J. Copher                               Chief Financial Officer                       September 12, 2000
------------------------------------
   Ron J. Copher


*  Barry M. Dorsey                             Director                                      September 12, 2000
------------------------------------
   Barry M. Dorsey


*  C. Clayton Johnson                          Director                                      September 12, 2000
------------------------------------
   C. Clayton Johnson


*  Rick A. McNelly                             Director                                      September 12, 2000
------------------------------------
   Rick A. McNelly


*  Donald R. Seigneur                          Director                                      September 12, 2000
------------------------------------
   Donald R. Seigneur


*  D. Bruce Knox                               Director                                      September 12, 2000
------------------------------------
   D. Bruce Knox




   /s/ H. Grant Stephenson                      Director                                     September  12, 2000
------------------------------------
   H. Grant Stephenson



*By  /s/ H. Grant Stephenson
   ------------------------------------
     H. Grant Stephenson, Attorney-in-fact
     for each of the persons indicated

                          Registration No. 333-_______




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                           --------------------------


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                            -------------------------


                            OAK HILL FINANCIAL, INC.

                            -------------------------

                                    EXHIBITS
                            -------------------------

                                  EXHIBIT INDEX


Exhibit
Number                                      Exhibit Description


4(a)        *        Oak Hill Financial, Inc. Fourth Amended and Restated 1995
                     Stock Option Plan.

4(b) Second Amended and Restated Articles of Incorporation of Oak Hill Financial, Inc. (Exhibit 3(i) to Form SB-2
                     (File No. 33-96216), and incorporated herein by reference).

4(c) First Amended and Restated Code of Regulations of Oak Hill Financial, Inc. (Exhibit 3(ii) to Form SB-2 (File No. 33-9621), and incorporated herein by reference).

5           *        Opinion of Porter, Wright, Morris & Arthur LLP regarding
                     legality.

23(a)       *        Consent of Porter, Wright, Morris & Arthur LLP (included in
                     Exhibit 5 filed herewith).

23(b)       *        Consent of Grant Thornton LLP.

24          *        Powers of Attorney.


--------------------------

* Filed with this Registration Statement